UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 22, 2005



                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)




          Delaware                   1-13484               34-1775913
          --------                   -------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation             File Number)        Identification No.)




                5845 W. 82nd Street, Suite 102
                      Indianapolis, Indiana                         46278
                                                                 ----------
               (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On September 22, 2005, Cohesant Technologies Inc. announced it plans to release its financial results for the third quarter ended August 31, 2005 during the week of October 10, 2005. The Press Release is attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

            (c) Exhibits.

                       99.1   -   Press Release dated September 22, 2005.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COHESANT TECHNOLOGIES INC.



Date: September 22, 2005              By: /s/ Robert W. Pawlak
                                      ----------------------------
                                      Robert W. Pawlak,
                                      Chief Financial Officer